                                                                    EXHIBIT 99.3


DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicohlas J. Davison
-------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to January 2002 Monthly Operating Report

           Summary Of Bank And Investment & Petty Cash Accounts     Attachment 1
                           Great AQ Steamboat, L.L.C.
Summary                       Case No: 01-10960 (EIK)                 UNAUDITED
Great AQ Steamboat, L.L.C.    For Month of January, 2002

                                        Balances
                            -----------------------------------     Receipts &        Bank
                               Opening               Closing        Disbursements     Statements        Account
Account                     As Of 1/01/02         As Of 1/31/02     Included          Included          Reconciled
-------                     -------------         -------------     -------------     ----------        ----------
American Queen Steamer        10,000.00              10,000.00      Yes               No - Not          Yes
Hibernia                                                                              Concentration
Account # - 812-395-343                                                               Account

American Queen                     0.00                   0.00      No-               Not A Bank        No-
Petty Cash                                                          No Activity       Account           No Activity

                                 Receipts & Disbursements         Attachment 2-1
                                Great AQ Steamboat, L.L.C.
R&D - Hibernia - AQ Steamer       Case No: 01-10960 (EIK)              UNAUDITED
                                         Hibernia
                              American Queen Steamer Account
                                 Account # - 812-395-343
                              1 January 02 - 31 January 02


Opening Balance - 1 Jan 02
                                     10,000.00

Receipts
                                     90,000.00              From The Delta Queen Steamboat Company -
                                                            Hibernia - DQ Master Cash Account (812-395-335)
                                 -------------
                                     90,000.00              Total Receipts

Disbursements
                                    (90,000.00)             To The Delta Queen Steamboat Company -
                                                            Hibernia - Payroll Account (812-395-289)

                                 -------------
                                    (90,000.00)             Total Disbursements

Closing Balance - 31 Jan 02

                                     10,000.00

                Concentration & Investment Account Statements      Attachment 3
                           Great AQ Steamboat, L.L.C.
Summary                       Case No: 01-10960 (EIK)
Great AQ Steamboat, L.L.C.    For Month Of January, 2002
Attach 2&3


     No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02


currency USD
  Company=23 (AMERICAN QUEEN)

                                                    PTD-Actual
                                                    JAN-02
                                                    -------------
Revenue
  Gross Revenue                                              0.00
  Allowances                                                 0.00
                                                    -------------
  Net Revenue                                                0.00
Operating Expenses
  Air                                                      121.80
  Hotel                                                      0.00
  Commissions                                                0.00
  Onboard Expenses                                           0.00
  Passenger Expenses                                    (2,037.20)
  Vessel Expenses                                       (4,453.10)
  Layup/Drydock Expense                                      0.00
  Vessel Insurance                                      50,114.01
                                                    -------------
  Total Operating Expenses                              43,745.51
                                                    -------------

  Gross Profit                                         (43,745.51)
SG&A Expenses
  General and Admin Expenses                             2,379.64
   Sales & Marketing                                         0.00
   Pre-Opening Costs                                         0.00
                                                    -------------
  Total SG&A Expenses                                    2,379.64
                                                    -------------
  EBITDA                                               (46,125.15)
  Depreciation                                               0.00
                                                    -------------
  Operating Income                                     (46,125.15)

  Other Expense/(Income) Interest Income                     0.00
  Interest Expense                                      21,296.70
  Equity in Earnings for Sub                                 0.00
  Reorganization expenses                                    0.00
                                                    -------------
  Total Other Expense/(Income)                          21,296.70
                                                    -------------
  Net Pretax Income/(Loss)                             (67,421.85)
                                                    -------------
  Income Tax Expense                                         0.00
                                                    -------------
  Net Income/(Loss)                                    (67,421.85)
                                                    -------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02


currency USD
  Company=23 (AMERICAN QUEEN)

                                                    YTD-Actual                 YTD-Actual
                                                    JAN-02                     OCT-01
                                                    --------------             --------------
ASSETS
       Cash and Equivalent                               10,000.00                  27,915.55
       Restricted Cash                                        0.00                       0.00
       Marketable Securities                                  0.00                       0.00
       Accounts Receivable                               42,209.12                 100,111.04
       Inventories                                      380,454.25                 436,746.94
       Prepaid Expenses                                       0.00                   1,126.00
       Other Current Assets                             127,252.72                 189,129.97
                                                    --------------             --------------
              Total Current Assets                      559,916.09                 755,029.50
       Fixed Assets                                  76,449,630.83              76,449,630.83
       Accumulated Depreciation                     (23,703,366.77)            (23,703,366.77)
                                                    --------------             --------------
              Net Fixed Assets                       52,746,264.06              52,746,264.06
       Net Goodwill                                           0.00                       0.00
       Intercompany Due To/From                      11,831,717.53              11,900,053.46
       Net Deferred Financing Fees                      552,974.02                 561,110.86
       Net Investment in Subsidiaries                         0.00                       0.00
       Other Non Current Assets                               0.00                       0.00
                                                    --------------             --------------
              Total Other Assets                     12,384,691.55              12,461,164.32
                                                    --------------             --------------
              Total Assets                           65,690,871.70              65,962,457.88
                                                    --------------             --------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=23 (AMERICAN QUEEN)

                                                    YTD-Actual                 YTD-Actual
                                                    JAN-02                     OCT-01
                                                    --------------             --------------
LIABILITIES
       Accounts Payable                                   2,434.58                   5,469.58
       Accrued Liabilities                              737,461.66                 754,127.79
       Deposits                                               0.00                      25.00
                                                    --------------             --------------
              Total Current Liabilities                 739,896.24                 759,622.37
       Long Term Debt                                         0.00                       0.00
       Other Long Term Liabilities                            0.00                       0.00
                                                    --------------             --------------
              Total Liabilities                         739,896.24                 759,622.37

OTHER
       Liabilities Subject to Compromise             48,582,746.01              48,583,115.71
                                                    --------------             --------------
              Total Other                            48,582,746.01              48,583,115.71

OWNER'S EQUITY

       Common Stock                                       1,000.00                   1,000.00
       Add'1 Paid In Capital                          4,060,000.00               4,060,000.00
       Current Net Income (Loss)                        (67,421.85)               (493,470.71)
       Retained Earnings                             12,374,651.30              13,052,190.51
                                                    --------------             --------------
              Total Owner's Equity                   16,368,229.45              16,619,719.80
                                                    --------------             --------------
              Total Liabilities & Equity             65,690,871.70              65,962,457.88
                                                    --------------             --------------

                           GREAT AQ STEAMBOAT, L.L.C.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                            BEGINNING                                                 ENDING
AFFILIATE NAME                              CASE NUMBER      BALANCE            DEBITS            CREDITS             BALANCE
American Classic Voyages Co.                01-10954       22,519,956.94               --        109,757.80        22,410,199.14
AMCV Cruise Operations, Inc.                01-10967      (22,745,106.79)          400.50         10,197.34       (22,754,903.63)
The Delta Queen Steamboat Co.               01-10970       17,006,151.42        99,171.80                --        17,105,323.22
DQSB II, Inc.                               01-10974             (919.60)              --                --              (919.60)
Great Pacific NW Cruise Line, L.L.C         01-10977            5,552.79               --                --             5,552.79
Great River Cruise Line, L.L.C              01-10963         (165,397.01)              --                --          (165,397.01)
Great Ocean Cruise Line, L.L.C              01-10959          (14,507.47)              --                --           (14,507.47)
Cruise America Travel, Incorporated         01-10966       (3,165,198.27)              --                --        (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C          01-10964          144,264.37                                 --           144,264.37
Cape Cod Light, L.L.C                       01-10962         (500,000.00)                                --          (500,000.00)
Cape May Light, L.L.C                       01-10961       (1,640,241.44)              --                --        (1,640,241.44)
Project America, Inc.                       N/A               (15,864.24)              --                --           (15,864.24)
Oceanic Ship Co.                            N/A                (7,408.30)              --                --            (7,408.30)
Project America Ship I, Inc.                N/A               459,787.19               --                --           459,787.19
Great Hawaiian Properties Corporation       01-10971          (22,591.38)              --                --           (22,591.38)
American Hawaiian Properties Corporation    01-10976           (1,496.24)              --                --            (1,496.24)
Great Independence Ship Co.                 01-10969           (4,881.60)              --                --            (4,881.60)
                                            -------------------------------------------------------------------------------------
                                                           11,852,100.37        99,572.30        119,955.14        11,831,717.53
                                            =====================================================================================

GREAT AQ STEAMBOAT, L.L.C.                               CASE #: 01-10960 (EIK)

                                 ATTACHMENT #7

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                        0-30 DAYS     31-60 DAYS     61-90 DAYS     91+ DAYS         TOTAL
Paymentech Credit Card Processor                                                           32954.01        32954.01
American Express Credit Card Processor                                                      6069.56         6069.56
Discover Credit Card Processor                                                              3185.55         3185.55
Diners Credit Card Processor                                                                                      0
Travel Agents                                                                                                     0

Total                                                  0              0              0     42209.12        42209.12

                                 AMERICAN QUEEN
                                AP-STEAMER CHECKS
                               23-000-221300-00000
                                  JANUARY, 2002

                                  ATTACHMENT 8


OUTSTANDING CHECKS:

          17707 Tashanda Morreno-Amber Hensley                           -60.00
          17732 Peter Levaneur-Sally Ralicki                            -100.00
          17766 Rebecca Patrick-US Dept of Education                    -300.00
          17768 Bryant,Johnson-Kenshell Lang                             -80.00
          17779 Mark King-Rosa Trumble                                  -170.00
          17818 Brian Biondi-Pete Biondi                                -200.00
          17820 Joe Willett-NARP                                         -28.00
          17827 B. Grisham-AG Edwards                                   -100.00
          17828 Mark King                                               -340.00
          17837 Daniel Smith-Anastastia Jones                            -75.00
          17838 Arlene Thomas-Michael Thomas                            -160.00
          17848 J. Hill-Neurosurgical Specialties                       -117.00
          17850 E. Newman - R. Ryan                                     -250.00
          17851 Louis Ford-SJ Beaulieau                                 -225.00
          17852 Jocelyn Beasley-Payoff Voucher                           -95.47
          17853 Ben Vandeven                                             -17.18
          17854 Matt Copeland                                            -16.93
          17863 Julia Hill-Sears                                        -100.00

          Total per G/L:                                              $(2,434.58)
                                                                      ==========

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the American Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.